UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 8, 2016, DTS, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended June 30, 2016 and related information and posted an investor presentation containing financial information and certain estimated guidance on its website (www.dts.com) in connection with the announcement of such financial information. Copies of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing. In addition, information on the Registrant’s website is not incorporated by reference into this Current Report and should not be considered part of this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated August 8, 2016 of the Registrant, announcing its financial results for the quarter ended June 30, 2016 and related information.

99.2	Q2 2016 investor presentation dated August 8, 2016, containing financial information and certain estimated guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: August 8, 2016
	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 8, 2016 of the Registrant, announcing its financial results for the quarter ended June 30, 2016 and related information.
99.2	Q2 2016 investor presentation dated August 8, 2016, containing financial information and certain estimated guidance.